EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE
---------------------

Corey M. Horowitz, Chairman and CEO
Network-1 Security Solutions, Inc.
(212) 829-5770



                  NETWORK-1 REPORTS THIRD QUARTER 2007 RESULTS

         NEW YORK, NEW YORK NOVEMBER 14, 2007-- Network-1 Security Solutions, Inc. (OTC BB: NSSI) today announced financial results for the quarter ended September 30, 2007. Network-1 reported a net loss of ($134,000) or $(0.01) per share for the third quarter ended September 30, 2007 as compared to a net loss of ($440,000) or $(.02) per share for the third quarter ended September 30, 2006. Included in net loss for the quarter ended September 30, 2007 was $(67,000) in non-cash compensation expense.

         Network-1 reported a net loss for the nine months ended September 30, 2007 of $(2,531,000) or $(0.12) per share, compared with a net loss of $(1,056,000), or $(0.06) per share for the nine months ended September 30, 2006. Included in net loss for the nine months ended September 30, 2007 was $(1,294,000) in non-cash compensation expense.

         Network-1 had revenues of $181,000 for the three months ended September 30, 2007 which were related to the settlement of its patent litigation action against D-Link Corporation and the receipt of royalties for the three months ended September 30, 2007 pursuant to the Company's license agreement with D-Link. The Company had no revenues for the three or nine months ended September 30, 2006.

         At September 30, 2007, the Company had approximately $4,973,000 in cash and cash equivalents which management believes will more likely than not be sufficient to fund its operations until at least December 2008.

         On August 10, 2007, the Company finalized the settlement of its patent infringement litigation against D-Link in the United States District Court for the Eastern District of Texas, Tyler Division, for infringement of the Company's Remote Power Patent (U.S. Patent No. 6,218,930). Under the terms of the settlement, D-Link entered into a license agreement for the Remote Power Patent the terms of which include monthly royalty payments of 3.25% of the net sales of D-Link branded Power over Ethernet products, including those products which comply with the IEEE 802.3af and 802.3at Standards, for the full term of the Remote Power Patent, which expires in March 2020. The royalty rates are subject to adjustment beginning after the first quarter of 2008 to a rate consistent with other similarly situated licensees of the Remote Power Patent based on units of shipments of licensed products. In addition, D-Link paid Network-1 $100,000 upon signing the settlement agreement.

         The Remote Power Patent relates to, among other things, the delivery of power over Ethernet cables in order to remotely power network connected devices including, among others, wireless switches, wireless access points, RFID card readers, VoIP telephones and network cameras. In June 2003, the Institute of Electrical and Electronic Engineers (IEEE) approved the 802.3af Power over Ethernet ("PoE") standard which has led to the rapid adoption of PoE. The IEEE is currently working on the 802.3at Power over Ethernet Plus (PoE Plus) Standard which will increase the maximum power delivered to devices to 60 watts from the current 13 watts under 802.3af.

ABOUT NETWORK-1 SECURITY SOLUTIONS, INC.

Network-1 Security Solutions, Inc. is engaged in the acquisition, development, licensing and protection of its intellectual property and proprietary technologies. It currently owns six patents covering various telecommunications and data networking technologies and is currently focusing its licensing efforts on its Remote Power Patent (U.S. Patent No. 6,218,930) covering the remote delivery of power over Ethernet networks. The Remote Power Patent was granted by the U.S. Office of Patents and Trademarks on April 17, 2001 and expires on March 7, 2020.

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ADDRESS FUTURE EVENTS AND CONDITIONS CONCERNING THE COMPANY'S BUSINESS PLANS. SUCH STATEMENTS ARE SUBJECT TO A NUMBER OF RISK FACTORS AND UNCERTAINTIES AS DISCLOSED IN THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 2007 INCLUDING, AMONG OTHERS, THE ABILITY OF NETWORK-1 TO OBTAIN LICENSE AGREEMENTS FROM THIRD PARTIES FOR ITS PATENT PORTFOLIO, UNCERTAINTY OF PATENT LITIGATION, THE COMPANY'S ABILITY TO ACHIEVE REVENUES AND PROFITS FROM ITS PATENT PORTFOLIO, THE COMPANY'S ABILITY TO RAISE CAPITAL WHEN NEEDED, FUTURE ECONOMIC CONDITIONS AND TECHNOLOGY CHANGES AND LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS. EXCEPT AS OTHERWISE REQUIRED TO BE DISCLOSED IN PERIODIC REPORTS, THE COMPANY EXPRESSLY DISCLAIMS ANY FUTURE OBLIGATION OR UNDERTAKING TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN.


INVESTOR CONTACT:

     Alliance Advisors, LLC
     Alan Sheinwald, 914-244-0062
     asheinwald@allianceadvisors.net
     -------------------------------



The condensed statements of operations and condensed balance sheets are attached.

NETWORK-1 SECURITY SOLUTIONS, INC.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                  THREE MONTHS ENDED              NINE MONTHS ENDED
                                                     SEPTEMBER 30,                   SEPTEMBER 30,
                                             ----------------------------    ----------------------------
                                                 2007            2006            2007            2006
                                             ------------    ------------    ------------    ------------
Revenues
   Royalties                                 $    181,000              --    $    181,000              --
   Cost of Royalties                                9,000              --           9,000              --
                                             ------------    ------------    ------------    ------------
Gross Margin                                      172,000              --         172,000              --
                                             ------------    ------------    ------------    ------------

   Operating expenses:
      General and Administrative                  300,000         404,000       1,533,000    $    949,000
      Non Cash Compensation                        67,000          54,000       1,294,000         156,000
                                             ------------    ------------    ------------    ------------

Total Expenses                                    367,000         459,000       2,827,000       1,105,000
                                             ------------    ------------    ------------    ------------
LOSS BEFORE INTEREST INCOME                      (195,000)       (459,000)     (2,655,000)     (1,105,000)
Interest income - net                              61,000          19,000         124,000          49,000
                                             ------------    ------------    ------------    ------------

Net Loss                                     $   (134,000)   $   (440,000)   $ (2,531,000)   $ (1,056,000)
                                             ============    ============    ============    ============


LOSS PER COMMON SHARE: BASIC AND DILUTED     $       (.01)   $       (.02)   $       (.12)   $       (.06)
                                             ============    ============    ============    ============


WEIGHTED AVERAGE SHARES: BASIC AND DILUTED     23,198,057      19,208,474      21,869,913      18,702,034
                                             ============    ============    ============    ============

CONDENSED BALANCE SHEET AS OF 9/30/07




Cash and cash equivalents                    $  4,973,000
                                             ============

   Total current assets                      $  5,026,000
                                             ============

   Total assets                              $  5,114,000
                                             ============

   Total current liabilities                 $    181,000
                                             ============

   Total long term liabilities               $          0
                                             ============

   Total stockholders' equity                $  4,993,000
                                             ============